UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2024
Royal Gold, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 573-1660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value	RGLD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure

Royal Gold, Inc. (the “Company”) is furnishing as Exhibit 99.1 hereto certain information regarding the mineral resources and mineral reserves at properties in which the Company holds stream or royalty interests.

The information furnished under this Item 7.01, including the exhibit, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by reference to such filing.
Item 9.01     Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Mineral Resources and Reserves Information
104	Cover Page Interactive Data File (formatted as inline XBRL)
Cautionary Note Regarding Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements.

Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements regarding operators’ expected operating and financial performance and other anticipated developments relating to their properties and operations, including production, deliveries, estimates of mineral resources and reserves, environmental and feasibility studies, technical reports, mine plans, capital requirements, liquidity, and capital expenditures; receipt and timing of future metal deliveries; and prices for gold, silver, copper, and other metals.

Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: changes in the price of gold, silver, copper, or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; changes of control of properties or operators; contractual issues involving our stream or royalty agreements; the timing of deliveries of metals from operators and our subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value, and complete acquisitions or other transactions; adverse economic and market conditions; impact of health epidemics and pandemics; changes in laws or regulations governing us, operators, or operating properties; changes in management and key employees; and other risk factors described in our reports filed with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this report or our other reports could also have material adverse effects on forward-looking statements.

Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

Third-party Information

The disclosures in this report relating to properties and operations on the properties in which we hold stream or royalty interests are based primarily on information publicly disclosed by the operators of these properties and information available in the public domain. We do not independently prepare or verify this information and, as the holder of the stream or royalty interest, we do not have access to the properties or operations or to sufficient data to do so. Additionally, we may from time to time receive information from the operators of the properties that is not publicly disclosed by the operators and that we are not permitted ourselves to disclose to the public. We are dependent on the operators of the properties to provide information to us. There can be no assurance that such third-party information is complete or accurate.

Mineral Reserves and Mineral Resources

Our stream and royalty interests often cover only a portion of the publicly reported mineral reserves, mineral resources, and production of a property or operation, and information publicly reported by operators may relate to a larger property or operation than the area covered by our stream or royalty interest. There are numerous uncertainties inherent in estimates of mineral reserves, mineral resources, and production, many of which are outside the operators’ control. As a result, estimates of mineral reserves, mineral resources, and production are subjective and necessarily depend upon a number of assumptions, including, among others, reliability of historical data, geologic and mining conditions, metallurgical recovery, metal prices, operating costs, capital expenditures, development and reclamation costs, mining technology improvements, and the effects of government regulation. Mineral resources are subject to future exploration and development and associated risks and may never convert to mineral reserves. If any of the assumptions that operators make in connection with estimates of mineral reserves, mineral resources, or production are incorrect, actual production could be significantly lower than estimated, which could adversely affect our future revenue and the value of our investments. In addition, if operators’ estimates with respect to the timing of production are incorrect, we may experience variances in expected revenue from period to period.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Date: December 18, 2024	By:	/s/ David R. Crandall
		Name:	David R. Crandall
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer